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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2007

SUPPORTSAVE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-143901	Applied For
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

2820 W. Maple Road
Suite 341
Troy, Michigan
(Address of principal executive offices and Zip Code)

(248) 430-4300
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF
                        CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On September 20, 2007, Richard Halprin was appointed to our board of directors and appointed general counsel. For the last seventeen years, Mr. Halprin has engaged in the private practice of law in Troy, Michigan. Mr. Halprin is also a Magistrate of the 45B District Court (Oak Park, Mich.).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 25th day of September, 2007.

SUPPORTSAVE SOLUTIONS, INC.

BY:   CHRISTOPHER JOHNS
         Christopher Johns, President and
         Principal Executive Officer